                         SUBORDINATION, NONDISTURBANCE
                            AND ATTORNMENT AGREEMENT

                           Dated: September 23, 1997

                                    between

                        Silicon Valley Internet Partners

                                    Tenant,

                                      and

                       Lincoln Plaza Limited Partnership

                                   Landlord,

                                      and

                          BHF-BANK Aktiengesellschaft,
                              Grand Cayman Branch,
                         as Agent for certain Lendors,

                                   Mortgagee.

                              LOCATION OF PREMISES

Street Address:   183 Essex Street & 70-80 Lincoln Street
City or Town of:  Boston
County of:        Suffolk
State of:         Massachusetts

                       After recording, please return to:
                      Patterson, Belknap, Webb & Tyler LLP
                          1133 Avenue of the Americas
                            New York, NY 10036-6710
                         Attn: William W. Weisner, Esq.


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                                      -2-

                       SUBORDINATION, NON-DISTURBANCE AND
                       ----------------------------------

                              ATTORNMENT AGREEMENT
                              --------------------

THIS AGREEMENT, made as of this _____ day of September, 1997 among Silicon Valley Internet Partners, a California corporation having its principal place of business at 89 South Street, Boston, MA 02111 ("TENANT"), LINCOLN PLAZA LIMITED PARTNERSHIP. a Massachusetts limited partnership, having an office at 527 Madison Avenue, New York, NY 10022 ("LANDLORD"), and BHF-BANK
Aktiengesellschaft, a German bank acting through its Grand

Cayman Branch, having an address in care of New York Branch, 590 Madison Avenue, New York, New York, 10022-2540 ("MORTGAGEE").

                                   RECITALS:
                                   ---------

     Mortgagee, as agent for certain lenders, is the mortgagee under a certain instrument entitled Mortgage and Security Agreement (the "MORTGAGE"), dated September ___, 1997, executed and delivered by Landlord to Mortgagee and intended to be recorded with the Suffolk County Registry of Deeds, which Mortgage secures a certain promissory note of even date with the Mortgage made by Landlord to Mortgagee (the "NOTE"). The Mortgage conveys and constitutes a lien on certain real property described on EXHIBIT A attached hereto and made a part hereof and the improvements thereon (the "REAL PROPERTY").

     Tenant has entered into a certain lease dated May 2, 1997 (the "LEASE") with Landlord or its predecessor in title to the Real Property demising space in the Real Property known as Suite No. 201, the Permanent Premises and prior to that, Suite 600, the Initial Premises. (the "PREMISES").

     Tenant and Landlord have requested that Mortgagee enter into an agreement on the terms and conditions herein set forth, and Mortgagee has agreed to enter into this Agreement.

                                  AGREEMENTS:
                                   ----------

     ACCORDINGLY, in consideration of the mutual convenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually covenant and agree as follows:



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                                    -3-

     1. The Lease and any extensions, renewals, replacements or modifications thereof, and all of the right, title and interest of Tenant in and to the Real Property are and shall be subject and subordinate to the lien of the Mortgage and to all the terms, covenants and conditions contained therein, and to any renewals, modifications, replacements, consolidations and extensions thereof.

     2. In the event of foreclosure of the Mortgage, or in the event Mortgagee comes into possession or acquires title to the Real Property as a result of the enforcement or foreclosure of the Mortgage, or as a result of any other means, Mortgagee agrees that Tenant shall not be disturbed in its possession of the Premises for any reason other than one which, under the terms of the Lease, would entitle Landlord to terminate the Lease or would, without any further action by Landlord, cause the termination of the lease, or would entitle Landlord to dispossess Tenant from the Premises; PROVIDED, that at the time Mortgagee acquires possession of or title to the Real Property there is then no default that continues beyond the expiration of grace and cure periods, if any under the Lease.

     3. Tenant agrees with Mortgagee that if the interests of Landlord in the Real Property shall be transferred to and owned by Mortgagee by reason of foreclosure of the Mortgage, a deed in lieu of foreclosure, any proceedings brought by Mortgagee, or by any other manner, Tenant shall be bound to Mortgagee under all the terms, covenants and conditions of the Lease (provided however that the terms of the Mortgage shall govern the disposition of insurance proceeds and condemnation awards) for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the lease with the same force and effect as if Mortgagee were the landlord under the Lease, and Tenant does hereby attorn to Mortgagee as its landlord, said attornment to be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto immediately upon Mortgagee succeeding to the interest of Landlord in the Premises. Tenant agrees, however, upon the election of and written demand by Mortgagee, within ten (10) days after demand of Mortgagee to execute an instrument in confirmation of the foregoing provisions, reasonably satisfactory to Mortgagee, in which Tenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy.

     4. Tenant agrees with Mortgagee that if Mortgagee shall succeed to the interest of Landlord under the Lease, Mortgagee shall not be (a) liable for any action or omission of any prior landlord under the Lease, or (b) subject to any offsets or defenses which Tenant might have



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                                      -4-

against any prior landlord, or (c) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord, except for the first three months rent to be prepaid at the Permanent Premises Commencement Date, as defined in the Lease or (d) bound by any security deposits which Tenant may have paid to any prior landlord, unless such deposit is transferred to Mortgagee, or (e) bound by any amendment or modification of the Lease made on or after the date hereof without Mortgagee's prior written consent, or (f) bound to effect or pay for any construction for Tenant's occupancy or to pay any allowances Landlord is obligated to pay under the lease, or (g) if the Lease provides that Tenant is entitled to expansion space, obligated, or have any liability for failure, to provide such expansion space if a prior landlord has precluded (by execution of lease(s) entered into with other tenants or otherwise) the availability of such expansion space. Tenant further agrees with Mortgagee that Tenant will not voluntarily subordinate the Lease to any lien or encumbrance without Mortgagee's prior written consent. The term "prior landlord" includes without limitation, Landlord. Notwithstanding anything to the contrary in subparagraph (f) of this Article 4, if Mortgagee succeeds to the interest of Landlord under the Lease and at the time of such succession Landlord is or will at any time be obligated under the Lease to effect or pay for any construction of the Premises (or any space to be added thereto) for Tenant's occupancy or to pay any allowances in connection with such construction (any such obligation an "Unperformed Work Obligation"), Mortgagee shall have no obligation or liability therefor, but Tenant shall have the right to perform and fund such Unperformed Work Obligations itself and offset the costs of the same (the "Offset Amount") against the rent payable under the Lease, subject to the following conditions: (i) Tenant shall give Mortgagee written notice of the existence of any Unperformed Work Obligations; (ii) Mortgagee shall have the right (but not the obligation) to perform any Unperformed Work Obligations, and Tenant shall not commence to perform such Unperformed Work Obligations for a period of thirty (30) days after receipt by Mortgagee of Tenant's written notice with respect to such Unperformed Work Obligations, (iii) if Mortgagee elects not to perform any Unperformed work Obligations, then Tenant shall, before commencing to perform such Unperformed Work Obligations, seek competitive bids from at least three contractors and shall select the contractor with the lowest bid to perform the same; (iv) Tenant shall submit to Mortgagee, for Mortgagee's reasonable approval, receipted bills with respect to the performance of the Unperformed Work Obligations, together with such other information as Mortgagee may reasonably request to verify such cost; and (v) the Offset Amount shall be offset against the rent payable under the Lease in equal monthly installments to be spread evenly over the remaining term of the Lease, as calculated by Mortgagee.

     5. If Landlord shall default in the performance or observance of any of the terms, covenants, conditions or agreements in the Lease to be performed on the part of Landlord, Tenant shall give written notice thereof to Mortgagee and Mortgagee shall have the right (but not the obligation) to cure such default. Tenant shall not take any action with respect to any default by Landlord under the Lease, including, without limitation, any action in order to terminate, rescind or avoid the Lease or to withhold any rental thereunder, for a period of thirty (30) days after receipt by Mortgagee of Tenant's written notice with respect to such default; PROVIDED, HOWEVER, that in the case of any default which cannot with reasonable diligence be cured by Landlord or Mortgagee within such 30-day period, if Mortgagee shall proceed promptly to commence to cure such default and, thereafter, shall prosecute the curing of same with reasonable diligence, then the time within which such default may be cured shall be extended for such period as may be necessary to complete the curing of same.

     6. This Agreement constitutes full compliance with any provisions of the Lease that provide for subordination of the Lease only upon delivery of a non-disturbance agreement to Tenant.

     7. (a) From and after Tenant's receipt of written notice from Mortgagee (a "RENT PAYMENT NOTICE"), Tenant shall pay all rent and additional rent under the Lease to Mortgagee or as Mortgagee shall direct in writing. Tenant shall comply with any Rent Payment Notice notwithstanding any contrary instruction, direction or assertion from Landlord. Mortgagee's delivery to Tenant of a Rent Payment Notice, or Tenant's compliance therewith, shall not be deemed to: (i) cause Mortgagee to succeed to or to assume any obligations or responsibilities of Landlord under the Lease, all of which shall continue to be performed and discharged solely by Landlord unless and until any non-disturbance and attornment has occurred pursuant to this Agreement or (ii) relieve Landlord of any obligations under the Lease.

      (b) Landlord irrevocably directs Tenant to comply with any Rent Payment Notice, notwithstanding any contrary direction, instruction, or assertion by Landlord. Tenant shall be entitled to rely on any Rent Payment Notice. Landlord hereby releases Tenant from, and shall indemnify and hold Tenant harmless from and against any and all loss, claim, damage, liability, cost or expense (including payment of reasonable attorney's fees and disbursements) arising from any claim based upon

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                                      -6-

Tenant's compliance with any Rent Payment Notice. Landlord shall look solely to Mortgagee with respect to any claims Landlord may have on account of an incorrect or wrongful Rent Payment Notice.

     8. This Agreement shall bind and inure to the benefit of the parties hereto, their successors and assigns. As used herein: (a) the term "Tenant" shall include any subtenant, successors and/or assigns of Tenant named herein;
(b) the words "foreclosure" and "foreclosure sale" shall be deemed to include the acquisition of Landlord's estate in the Premises by voluntary deed (or assignment) in lieu of foreclosure; and (c) the word "Mortgagee" shall include the Mortgagee herein specifically named and any of its successors and assigns, including anyone who shall have succeeded to Landlord's interest in the Real Property by, through or under foreclosure of the Mortgage.

     9. Wherever used herein, the singular shall include both the singular and the plural of the use of any gender shall apply to all genders.

     10. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to similar agreements made and to be performed entirely within said Commonwealth. This Agreement shall be construed without regard to any presumption or rule requiring construction against the party causing this Agreement to be drafted.

     11. This Agreement shall not be modified or amended except in writing signed by all parties hereto.

     12. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which shall be one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal the day and year first above written.

                                               TENANT:
                                               ------

                                               Silicon Valley Internet Partners

                                               By: /s/ Robert L. Gett

                                               Name: ROBERT L. GOTT
                                               Title: PRESIDENT/CEO

                                             MORTGAGEE:
                                             ---------

                                             BIIF-BANK Aktienggsellachaft

                                             Grand Cayman Branch

                                             /s/ Signature Illegible

                                             By: ______________________________

                                             Name: Sylvia Gross
                                             Title: Vice President

                                             /s/ Signature Illegible

                                             By: _______________________

                                             Name: Catherine Hickey
                                             Title: Vice President

                                             LANDLORD:
                                             --------

                                             LINCOLN PLAZA LIMITED
                                             PARTNERSHIP

                                             By: L.P. PROPERTIES, INC.,

                                             ITS GENERAL PARTNER

                                             /s/ Signature Illegible

                                             By: ______________________

                                             Name: Richard D. Cohen
                                             Title: President



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                                      -8-

                       THE COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss                                                    Sept. 22, 1997

     Then personally appeared the above-named Robert Gett, as Silicon Valley Internet Partners of 89 South Street, Boston, MA 02111, a California corporation, and acknowledged the foregoing instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and he acknowledged said instrument to be his free act and deed and the free act and deed of said corporation.

     Before me,

                                                 /s/ Signature Illegible

                                                 Notary Public

                                                 My Commission Expires: 2/5/2004

                               STATE OF NEW YORK

New York, ss                                               September 23, 1997

     Then personally appeared the above-named Sylvia Gross & Catherine Hickey, each as a Vice President of BHF-BANK Aktiengesellschaft, Grand Cayman Branch, a Herman Dark, and acknowledged the foregoing instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and he acknowledged said instrument to be their free act and deed and the free act and deed of said corporation.

     Before me,

                                                 /s/ Signature Illegible

                                                 Notary Public

                                                 My Commission Expires: 4/4/98

                               STATE OF NEW YORK

New York, ss                                               September 23, 1997

     Then personally appeared the above-named Richard D. Cohen, President of L.P. Properties, Inc., as the duly authorized general partner of Lincoln Plaza Limited Partnership, a Massachusetts limited partnership, and acknowledged the foregoing instrument to be his free act and deed as President of L.P. Properties, Inc., and the free act and deed of L.P. Properties, Inc., as general partner of Lincoln Plaza Limited Partnership before me.


                                                 /s/ Signature Illegible

                                                 Notary Public

                                                 My Commission Expires: 4/4/98

                                   EXHIBIT A

PARCEL 1


     A certain parcel of land, with the building thereon, as shown on a plan entitled "Plan of Land in Boston, Mass. (Suffolk County)" dated March 29, 1979 by Boston Survey Consultants, recorded with the Suffolk County Registry of Deeds in Book 9205, Page 75, and bounded and described according to said plan as follows:

NORTHERLY           by Essex Street, one hundred thirty-one and 35/100 (131.35)
                    feet;

EASTERLY by South Street, one hundred fifty-three and 86/100 (153.86) feet;

SOUTHERLY           by Tufts Street, one hundred forty-three and 37/100 (143.37)
                    feet;


WESTERLY by land now or formerly of Trustees of G.K. Hall & Company, one hundred seventy-seven and 11/100 (177.11) feet by a line in part through the middle of a brick partition wall.

The aforesaid parcel contains approximately 22,580 square feet of land, according to said plan.

PARCEL 2


     A certain parcel of land, with the building thereon, situated on Essex, Lincoln and Tufts Streets, in Boston, Suffolk County, Massachusetts, bounded:

         NORTHEASTERLY        by Essex Street, sixty and 59/100 (60.59) feet;

         SOUTHEASTERLY        by land now or late of Philip H. Theopold one
                              hundred and seventy-seven and 6/100 (177.06) feet;

         SOUTHWESTERLY        by Tufts Street, sixty-one and 52/100 (61.52)
                              feet; and

         NORTHWESTERLY        by Lincoln Street one hundred eighty-seven and
                              96/100 (187.96) feet.

Containing ten thousand nine hundred sixty-five and 7/10 (10965 7/10) square feet of land, and being shown on a plan of William S. Crocker, C.E. dated June 25, 1947, recorded with Suffolk Deeds in Book 6342, Page 282.